Exhibit 10.1

February 23, 2006

Walter Industries, Inc.

4211 West Boy Scout Boulevard

Tampa, Florida 33607

Attention:  General Counsel

Mueller Water Products, Inc.

4211 West Boy Scout Boulevard

Tampa, Florida 33607

Attention: Jeffery W. Sprick

Ladies and Gentlemen:

Reference is made to the Agreement and Plan of Merger dated as of June 17, 2005 (as amended, the “Merger Agreement”) among Mueller Water Products, Inc., Walter Industries, Inc., JW MergerCo, Inc. and DLJ Merchant Banking II, Inc., as the Stockholders’ Representative. Capitalized terms used but not defined herein shall have the meanings specified in the Merger Agreement.

Following the delivery of the Closing Statements by the Surviving Corporation, and delivery of a notice of disagreement therewith by the Stockholders’ Representative, the parties hereto have resolved all disputed items and amounts required to determine Final Closing Cash and Final Working Capital and have agreed that the Shortfall Amount is $10,527,000. Accordingly, the parties hereto have agreed that in accordance with the Escrow Agreement, an officer of Buyer and an officer of the Stockholders’ Representative shall, contemporaneously with the execution of this letter agreement, execute and deliver the notice attached as Annex A hereto to the Escrow Agent, to direct the Escrow Agent to release and distribute all funds remaining in the Escrow Account in accordance with the instructions set forth on such notice.

Upon the completion of the payments set forth above, the parties confirm that all obligations of the parties under Sections 2.12 and 2.13 of the Merger Agreement shall have been performed and satisfied in full.

This letter agreement shall not constitute an amendment or waiver of any term or condition of the Merger Agreement or any other Transaction Agreement, and all of such terms and conditions shall remain in full force and effect. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into and performed entirely in such state. This letter agreement may be signed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed by their respective authorized officers as of the day and year first above written.

DLJ MERCHANT BANKING II, INC.,
as the Stockholders’ Representative

By:	/s/ MICHAEL S. ISIKOW
Name: Michael S. Isikow
Title: Vice President

Agreed and Acknowledged

WALTER INDUSTRIES, INC.

By:	/s/ JOSEPH J. TROY
Name: Joseph J. Troy
Title: Senior Vice President

MUELLER WATER PRODUCTS, INC.

By:	/s/ VICTOR P. PATRICK
Name: Victor P. Patrick
Title: Vice President

Annex A

February 23, 2006

The Bank of New York

101 Barclay Street - 8W/Escrow

New York, NY 10286

Attention:  Carlos Luciano

Ladies and Gentlemen:

Reference is made to the Escrow Agreement dated as of October 3, 2005 among Mueller Water Products, Inc., Walter Industries, Inc., DLJ Merchant Banking II, Inc., as the Stockholders’ Representative, and The Bank of New York (the “Escrow Agreement”). Capitalized terms used but not defined herein shall have the meanings specified in the Escrow Agreement. This certificate is executed by Buyer and the Stockholders’ Representative pursuant to Section 5(a) of the Escrow Agreement.

The Escrow Agent is hereby directed to promptly release and deliver all funds remaining in the Escrow Account as follows:

a)                                     $11,223,543.07, plus 26.975% of all interest earned on the Escrow Amount to the date of payment, to the Stockholders’ Representative, who shall distribute such amount to the DLJ Entities in accordance with the provisions of the Merger Agreement:

Bank:	Citibank, N.A.
399 Park Avenue
New York, NY 10036
ABA: 021000089
Account Name: DLJ Merchant Banking II, Inc.
Account Number: 30554143
Reference: Mueller Water Products

b)                                    $3,228,793.03, plus 7.760% of all interest earned on the Escrow Amount to the date of payment, to the Company, which shall distribute such amount to the Stockholders and holders of Company Warrants (in each case, other than the DLJ Entities), subject to the deduction of the applicable withholding taxes, in accordance with the provisions of the Merger Agreement:

Bank:	Mellon Bank
Pittsburgh, PA
ABA:	043000261
Account Name: Mueller Water Products, Inc.
Account Number: 077-1243

c)                                     $20,663.90 to Davis Polk & Wardwell in respect of Transaction Expenses incurred after the Effective Time (in each case, as defined in the Merger Agreement); and

Bank:	JPMorgan Chase Bank
500 Stanton Christiana Rd.
Newark, DE 19713
ABA: 021 000021
Account Name: Davis Polk & Wardwell
Account Number: 001533316
Reference: Mueller Water Products 14530/006

d)                                    $10,527,000, plus 65.265% of all interest earned on the Escrow Amount to the date of payment, to:

Bank:	Bank of America
Charlotte, NC
ABA:	111000012
Account Name: Walter Industries, Inc.
Account Number: 3750658039

The Escrow Agreement shall terminate in accordance with its terms when the Escrow Agent shall have released all amounts in the Escrow Account pursuant to the instructions set forth above.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this certificate to be duly executed by their respective authorized officers as of the day and year first above written.

DLJ MERCHANT BANKING II, INC.,
as the Stockholders’ Representative

By:	/s/ MICHAEL S. ISIKOW
	Name:	Michael S. Isikow
	Title:	Vice President

WALTER INDUSTRIES, INC.

By:	/s/ JOSEPH J. TROY
	Name:	Joseph J. Troy
	Title:	Senior Vice President